UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

BRAVO MULTINATIONAL INCORPORATED

(Name of small business in its charter)

Wyoming	000-53505	85-4068651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) 2020 General Booth Blvd., Suite 230 Virginia Beach, VA 23454

Registrant’s telephone number:

757-306-6090

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes ☒ No

Item 2. – Material Agreement

As previously reported, on July 03, 2023 Bravo Multinational, Inc. (“BRAVO”), a corporation formed under the laws of the State of Wyoming, entered into a Share Exchange Agreement (“the Agreement”) with Recombinant Productions Inc. (“RPI”), a corporation formed under the laws of the State of Nevada. Under the terms of the Agreement, the RPI shareholders were required to exchange shares representing approximately 51% of the outstanding shares of RPI common stock to BRAVO in exchange for 8,500,000 shares of BRAVO common stock. This transaction closed in accordance with the terms of the Stock Purchase Agreement on July 13, 2023.  Subsequently, on November 20, 2023, the parties agreed to terminate the contract and they entered into a rescission agreement which reversed all actions previously taken on this matter and terminated the Share Exchange.

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for BRAVO’s business and operations and involve a number of risks and uncertainties. BRAVO’s forward-looking statements in this report are made as of the date hereof and BRAVO disclaims any duties to supplement, update or revise such statements on a going forward basis whether as a result of subsequent developments, change or expectations or otherwise. In connection with the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995, BRAVO is identifying certain forward-looking information regarding, among other things, the Important factors that could cause further events or results to vary from those addressed in the forward-looking statements, including, without limitation, risks and uncertainties arising from the ability of BRAVO to successfully manage the acquisition of RPI; uncertainties relating to the ability to realize the expected benefits of the share exchange; unanticipated or unfavourable regulatory matters; general economic conditions in the region and industry in which the companies operate, and other risk factors as discussed in other BRAVO filings made from time to time with the United States Securities and Exchange Commission.

Item 9.01- Financial Statements and Exhibits.

Exhibit No.	Description
10.01	Rescission Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 22, 2023	BRAVO MULTINATIONAL INCORPORATED

By /s/ Richard Kaiser
Name: Richard Kaiser
Title: Director/CFO